TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Donald B. Otis
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Thomas M. Lenz*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

------------------------------------ |--| -------------------------------------

INVESTMENT ADVISER
(OF INTERNATIONAL
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

------------------------------------ |--| -------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

This Report is Prepared & Printed on Recycled Paper. [recycle logo]

INTL/IA/A/95


LANDMARK(SM) FUNDS
Advised by Citibank, N.A.

LANDMARK
INTERNATIONAL
EQUITY FUND

 ANNUAL
 REPORT

 December 31, 1995

-----------------------------------------------------------------------------
A Letter To Our Shareholders

Dear Shareholder:

     Overall, 1995 was a mixed year for the international equity markets. Economies in developed nations (with the notable exception of Japan) continued to improve slowly during the year, creating a positive market environment characterized by low inflation, declining interest rates and strong corporate earnings. Emerging markets fared less well, however, as economic problems, rising inflation and lack of participation by foreign investors constrained the rise of stock prices.

     The Landmark Funds' investment adviser, Citibank, N.A., manages the Landmark International Equity Fund to provide long-term capital growth. Through its investment in International Equity Portfolio, the Fund invests primarily in common stocks of non-U.S. issuers, including issuers in developing countries, with an emphasis on established companies with medium to large capitalizations and seasoned management teams.

     This Annual Report reviews the Portfolio's investment activities and performance and provides a summary of Citibank's perspective on and outlook for financial markets outside of the United States. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation. We look forward to serving you in the months and years ahead.

/s/ Philip Coolidge

Philip W. Coolidge
President
January 20, 1996

TABLE OF CONTENTS
 1     Letter to Shareholders
-----------------------------------------------------------------------------
 2     Market Environment
       Fund Snapshot
       Portfolio Managers
-----------------------------------------------------------------------------
 3     The Portfolio Managers Respond
       Fund Quotes
       Strategy and Outlook
-----------------------------------------------------------------------------
 4     International Equity Portfolio
       by the  Numbers
-----------------------------------------------------------------------------
 5     Performance Highlights

LANDMARK INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------
 6     Statement of Assets and Liabilities
-----------------------------------------------------------------------------
 7     Statement of Operations
-----------------------------------------------------------------------------
 8     Statement of Changes in Net Assets
-----------------------------------------------------------------------------
 9     Financial Highlights
-----------------------------------------------------------------------------
10     Notes to Financial Statements
-----------------------------------------------------------------------------
13     Independent Auditors' Report
-----------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------
14     Portfolio of Investments
-----------------------------------------------------------------------------
18     Statement of Assets and Liabilities
       Statement of Operations
-----------------------------------------------------------------------------
19     Statement of Changes in Net Assets
       Financial Highlights
-----------------------------------------------------------------------------
20     Notes to Financial Statements
-----------------------------------------------------------------------------
22     Independent Auditors' Report
-----------------------------------------------------------------------------

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment Services o Are subject to investment risks, including possible loss of the principal amount invested

-----------------------------------------------------------------------------
MARKET ENVIRONMENT

     Many international economies slowed decisively during 1995, heralding a significant change in attitude among global investors. In 1994, a widespread fear of inflation caused rising interest rates and relative weakness in many securities markets. The reverse occurred in 1995 as economic growth slowed, inflation fears dissipated and interest rates fell. These fundamental changes benefitted many established international markets, particularly those in developed European countries. Investments in Japan, Latin America and the Far East fared less well, however, as these regions struggled with economic problems.

     As the world economic outlook changed, so did investors' perspectives toward the international stock markets. In an environment of slow economic growth, investors placed a premium on the stocks of companies that could deliver consistent earnings gains regardless of prevailing economic conditions. As a result, investors shifted their attention from economically sensitive stocks to growth companies. This shift toward growth benefitted our investment style, which focuses on reasonably valued companies that can produce above-average earnings-per-share gains.

-----------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
March 1, 1991

NET ASSETS AS OF 12/31/95
$32.2 million

FUND OBJECTIVE
Long-term capital growth; dividend
income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper International Equity Funds Average
o Morgan Stanley Capital International Europe-
  Australia-Far East (MSCI EAFE) Index

INVESTMENT ADVISER,
INTERNATIONAL EQUITY PORTFOLIO
Citibank, N.A.

-----------------------------------------------------------------------------
PORTFOLIO MANAGERS

TREVOR FORBES
Vice President, Citibank, N.A.

NEIL ROBSON
Vice President, Citibank, N.A.

Mr. Forbes and Mr. Robson, who are based in Citibank's London office, are managers of the International Equity Portfolio. Mr. Forbes is the head of Citibank's International Equity Department in London and the senior portfolio manager of global, non-U.S. equity and European equity portfolios for institutional accounts. Before joining Citibank in 1991, Mr. Forbes managed the investment business of Abbey Life. Mr. Robson is a senior equity portfolio manager with responsibilities for the Canadian and German equity markets and plays a key role in general asset allocation decisions regarding equity portfolios. Prior to joining Citibank in 1989, Mr. Robson was a portfolio manager in European equities for County National Westminster Investment Management. The selection of specific securities is made by committees of Citibank investment personnel specializing in investments in the countries selected by Mr. Forbes and Mr. Robson.

-----------------------------------------------------------------------------
THE PORTFOLIO MANAGERS RESPOND

     As 1995 began, the Portfolio was well positioned to participate in an environment that favored growth companies. Consequently, we maintained exposure to select growth companies in a number of different regions and countries. We placed particular emphasis on stocks in European markets such as Switzerland and the United Kingdom while de-emphasizing nations such as Japan that were experiencing economic difficulties. This approach produced excellent returns for shareholders as global investors bid up the prices of companies able to provide consistent earnings growth.

     Toward the end of the year, however, the economic slowdown and shift toward growth became increasingly recognized within stock markets. In our view, premiums for growth stocks were becoming extreme, so we decided to lock in gains by taking some profits. (It is important to note that these capital gains were taken in a way that should have few or no tax implications for shareholders.)

     The proceeds of those sales were reinvested in stocks that provided not just potential for above-average earnings growth, but that were selling at attractive prices as well. As a result, we have reallocated the Portfolio's holdings toward markets that we believe provide good values, such as Germany and France. We are increasing our investment in Japanese companies in anticipation of an economic recovery and a resolution of local banking problems. In addition, we are adopting a broadly diversified approach to emerging markets, with initial positions in developing Asian nations.

-----------------------------------------------------------------------------
FUND QUOTES FROM THE PORTFOLIO MANAGERS

"Technology and pharmaceutical stocks did well in 1995 because they provide growth that is largely independent of the economy."

"What's helped the Fund is having a greater allocation in Europe than Japan, especially during the first half of the year."

"Premiums for growth stocks are getting extreme, so we think it is time to put more emphasis on value."

-----------------------------------------------------------------------------
STRATEGY AND OUTLOOK

     We continue to find attractive investment opportunities throughout the world. As of year-end, the Portfolio contained investments in 102 different companies in 19 nations. 56% of assets were apportioned to Europe, 20% to Japan, 21% to Asia (ex. Japan) and 3% to other regions.

     These allocations reflect our view that markets are especially attractive in Europe and Japan where strengthening economic fundamentals and higher corporate earnings should be positive for global equities. Japan, which has been in or near recession for almost two years, is actively addressing its problems though economic stimuli and banking reform. We expect interest rates to remain low and the yen to continue to fall during 1996, which will help strengthen the local economy and drive corporate earnings higher. At the same time, a more moderate rate of economic growth should benefit the emerging markets of Asia. As inflation comes under control and interest rates stabilize, these volatile markets should recover after two years of relative underperformance.

 International Equity Portfolio
-----------------------------------------------------------------------------
 BY THE NUMBERS
-----------------------------------------------------------------------------

     TOP TEN HOLDINGS OF THE PORTFOLIO
     (As of 12/31/95)

     NAME                           NATION           % OF NET ASSETS
    Fila Holdings                     ADR                 3.40%
    Marui Co.                        Japan                2.60%
    Ito Yokado Corp                  Japan                2.30%
    Tomkins                     United Kingdom            2.20%
    Luxottica Group S.P.A.            ADR                 2.19%
    Shoh Koh Fund                    Japan                2.11%
    Amway Japan Ltd.                 Japan                2.11%
    DDI Corporation                  Japan                1.93%
    Sampo Corporation               Taiwan                1.93%
    Amway Asia Pacific Ltd.           ADR                 1.78%

-----------------------------------------------------------------------------
     INDUSTRIES AS A % OF THE PORTFOLIO

     INDUSTRIES                                    % OF COMMON STOCKS
     --------                                       ----------------
    Retailing                                             10.4%
    Banks & Finance                                       10.2%
    Multi Industry                                        8.7%
    Pharmaceuticals & Health                              7.7%
    Telecommunications                                    7.0%
    Merchandising                                         6.8%
    Beverages & Tobacco                                   6.8%
    Machinery                                             6.7%
    Financial Services                                    6.1%
    Business Services                                     5.0%
    Electronics                                           3.3%
    Automobiles                                           3.0%
    Insurance                                             2.8%
    Industrial Components                                 2.1%
    Building & Construction                               2.0%
    Miscellaneous Materials                               1.5%
    Utilities                                             1.4%
    Energy Sources                                        1.4%
    Chemicals                                             1.3%
    Food Retail-Merchandising                             1.3%
    Basic Goods                                           1.2%
    Data Processing                                       0.8%
    Forest Product & Paper                                0.6%
    Aerospace & Defense                                   0.5%
    Instruments and Components                            0.5%
    Leisure & Tourism                                     0.5%
    Steel                                                 0.4%


CHANGES IN PORTFOLIO ASSET ALLOCATION
Portfolio of investments
as of 12/31/95

Europe         44%
Pacific Basin  36%
Japan          17%
North America   2%
Latin America   1%

 ...Compared to 12/31/94

Europe         44%
Pacific Basin  26%
Japan          22%
Latin America   6%
North America   2%


-----------------------------------------------------------------------------
 FUND DATA  All Periods Ending December 31, 1995

                                                                                       TOTAL RETURNS
                                                                                 -------------------------
                                                                                                   SINCE
                                                                                  ONE              3/1/91
                                                                                 YEAR            INCEPTION<F1>
                                                                               ---------         ----------
Landmark International Equity Fund
 without Sales Charge................................................             18.08%            6.55%
Lipper International Equity Funds Average............................              9.41%            8.42%<F2>
MSCI EAFE Index......................................................             11.55%            7.13%<F2>
Landmark International Equity Fund
 with Maximum Sales Charge of 4.75%..................................             12.47%            5.48%

<F1> Average Annual Total Return.
<F2> Since 2/28/91

Income Dividends Per Share  $0.048

-----------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $12,945 with sales charge (as of 12/31/95). The graph shows how this compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                    LANDMARK INTERNATIONAL EQUITY FUND

                       LANDMARK
                     INTERNATIONAL   LANDMARK       LIPPER
                        EQUITY -   INTERNATIONAL INTERNATIONAL
                       WITHOUT       EQUITY -       EQUITY         MSCI
                        SALES       WITH SALES      FUNDS       EAFE INDEX
                       CHARGE         CHARGE       AVERAGE      (UNMANAGED)
-----------------------------------------------------------------------------
                      $10,000         $9,525       $10,000       $10,000
    Mar-91             $9,420         $8,973        $9,708        $9,400
    Apr-91             $9,740         $9,277        $9,831        $9,495
    May-91             $9,740         $9,277        $9,942        $9,595
    Jun-91             $9,760         $9,296        $9,451        $8,889
    Jul-91             $9,800         $9,335        $9,828        $9,329
    Aug-91             $9,910         $9,439        $9,749        $9,141
    Sep-91            $10,150         $9,668       $10,023        $9,659
    Oct-91            $10,200         $9,716       $10,082        $9,798
    Nov-91             $9,860         $9,392        $9,746        $9,344
    Dec-91            $10,161         $9,678       $10,204        $9,832
    Jan-92            $10,411         $9,917       $10,282        $9,628
    Feb-92            $10,602        $10,098       $10,283        $9,289
    Mar-92            $10,090         $9,611        $9,928        $8,681
    Apr-92            $10,361         $9,869       $10,144        $8,728
    May-92            $10,933        $10,414       $10,650        $9,317
    Jun-92            $10,622        $10,118       $10,358        $8,881
    Jul-92            $10,171         $9,688        $9,972        $8,660
    Aug-92            $10,221         $9,735       $10,073        $9,209
    Sep-92             $9,910         $9,439        $9,865        $9,033
    Oct-92             $9,749         $9,286        $9,595        $8,565
    Nov-92             $9,900         $9,430        $9,633        $8,650
    Dec-92            $10,013         $9,537        $9,742        $8,700
    Jan-93            $10,013         $9,537        $9,792        $8,705
    Feb-93             $9,973         $9,499       $10,039        $8,973
    Mar-93            $10,536        $10,035       $10,603        $9,761
    Apr-93            $10,797        $10,284       $11,148       $10,692
    May-93            $11,089        $10,562       $11,401       $10,923
    Jun-93            $10,827        $10,313       $11,172       $10,755
    Jul-93            $10,797        $10,284       $11,506       $11,133
    Aug-93            $11,390        $10,849       $12,241       $11,737
    Sep-93            $11,501        $10,955       $12,216       $11,475
    Oct-93            $12,044        $11,472       $12,791       $11,831
    Nov-93            $11,813        $11,251       $12,383       $10,799
    Dec-93            $12,999        $12,381       $13,609       $11,581
    Jan-94            $13,632        $12,985       $14,401       $12,563
    Feb-94            $13,089        $12,468       $14,076       $12,530
    Mar-94            $12,144        $11,567       $13,424       $11,993
    Apr-94            $12,144        $11,567       $13,750       $12,505
    May-94            $12,084        $11,510       $13,714       $12,436
    Jun-94            $11,903        $11,338       $13,559       $12,615
    Jul-94            $12,185        $11,606       $13,935       $12,739
    Aug-94            $12,748        $12,142       $14,347       $13,043
    Sep-94            $12,456        $11,864       $13,993       $12,635
    Oct-94            $12,345        $11,759       $14,259       $13,058
    Nov-94            $11,973        $11,405       $13,559       $12,434
    Dec-94            $11,509        $10,962       $13,419       $12,515
    Jan-95            $10,654        $10,148       $12,739       $12,036
    Feb-95            $10,915        $10,397       $12,757       $12,005
    Mar-95            $11,771        $11,211       $13,162       $12,758
    Apr-95            $12,052        $11,480       $13,590       $13,241
    May-95            $12,243        $11,662       $13,703       $13,086
    Jun-95            $12,666        $12,064       $13,703       $12,860
    Jul-95            $13,330        $12,697       $14,439       $13,664
    Aug-95            $13,360        $12,726       $14,169       $13,146
    Sep-95            $13,642        $12,994       $14,378       $13,406
    Oct-95            $13,481        $12,840       $14,206       $13,050
    Nov-95            $13,340        $12,706       $14,351       $13,416
    Dec-95            $13,590        $12,945       $14,787       $13,960


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark International Equity Fund
------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1995


ASSETS:
Investment in International Equity Portfolio, at value (Note 1A).............................      $32,152,321
Deferred organization expenses (Note 1D).....................................................            9,459
Other assets.................................................................................           49,083
                                                                                                   -----------
    Total assets.............................................................................       32,210,863
                                                                                                   -----------

LIABILITIES:
Payable for shares of beneficial interest repurchased........................................           38,279
Payable to affiliates--Shareholder servicing agents' fees (Note 2B)..........................            6,825
Accrued expenses.............................................................................            6,511
                                                                                                   -----------
    Total liabilities........................................................................           51,615
                                                                                                   -----------
NET ASSETS for 2,389,918 shares of beneficial interest outstanding...........................      $32,159,248
                                                                                                   ===========

NET ASSETS CONSIST OF:
Paid-in capital..............................................................................      $26,837,671
Unrealized appreciation......................................................................        3,484,670
Accumulated net realized gain................................................................        1,817,871
Undistributed net investment income..........................................................           19,036
                                                                                                   -----------
    Total....................................................................................      $32,159,248
                                                                                                   ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST  ......................           $13.46
                                                                                                         =====

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($13.46/0.9525)...............           $14.13
                                                                                                         =====

See notes to financial statements

 Landmark International Equity Fund
------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1995

INVESTMENT INCOME (Note 1B):
Dividend Income from International Equity Portfolio........................  $   425,693
Interest Income from International Equity Portfolio........................      104,351
Other Income Foreign Tax Reclaim...........................................       18,075
Allocated Expenses from International Equity Portfolio.....................     (354,441)
                                                                             -----------
                                                                                                  $   193,678

EXPENSES:
Shareholder Servicing Agents' fees (Note 2B)...............................       74,013
Administrative fees (Note 2A)..............................................       29,605
Distribution fees (Note 3).................................................       29,605
Amortization of organization expenses (Note 1D)............................       16,786
Expense fees (Note 6)......................................................       12,765
                                                                             -----------
    Total expenses.........................................................                            162,774
                                                                                                  ------------
     Net investment income.................................................                             30,904
                                                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) AND FOREIGN CURRENCY
 TRANSACTIONS FROM INTERNATIONAL EQUITY PORTFOLIO:
Net realized gain (loss) ..................................................                          3,448,708
Net change in unrealized appreciation (depreciation) ......................                          1,423,077
                                                                                                  ------------
Net realized and unrealized gain (loss) from International Equity Portfolio                          4,871,785
                                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                       $  4,902,689
                                                                                                  ============

See notes to financial statements

 Landmark International Equity Fund
---------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED               YEAR ENDED
                                                                  DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                   ---------------          ---------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income........................................       $     30,904            $      2,063
Net realized gain (loss).....................................          3,448,708                (216,066)
Net change in unrealized appreciation (depreciation).........          1,423,077              (3,691,345)
                                                                    ------------            ------------
Net increase (decrease) in net assets resulting from operations        4,902,689              (3,905,348 )
                                                                    ------------            ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................................           (114,253)                 (2,063)
In excess of net investment income...........................                 --                 (18,560)
                                                                    ------------            ------------
 Total distributions to shareholders.........................           (114,253)                (20,623)
                                                                    ------------            ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares.............................          9,618,936              16,309,543
Net asset value of shares issued to shareholders from
 reinvestment of dividends...................................            102,765                  18,998
Cost of shares repurchased...................................        (11,199,133)            (11,641,920)
                                                                       ---------               ---------
Net increase (decrease) in net assets resulting from
 transactions in shares of beneficial interest...............         (1,477,432)              4,686,621
                                                                    ------------            ------------
NET INCREASE IN NET ASSETS ..................................          3,311,004                 760,650

NET ASSETS:
Beginning of period..........................................         28,848,244              28,087,594
                                                                    ------------            ------------
 End of period (including undistributed net investment income of $19,036 and distributions in excess of net investment
 income of $8,976)...........................................       $ 32,159,248            $ 28,848,244
                                                                    ============            ============

See notes to financial statements

 Landmark International Equity Fund
-----------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                             MARCH 1, 1991
                                                       YEAR ENDED DECEMBER 31,             (COMMENCEMENT OF
                                             --------------------------------------------   OPERATIONS) TO
                                               1995       1994#        1993#       1992#   DECEMBER 31, 1991#
                                             -------     -------      -------     -------  ------------------
Net Asset Value, beginning of period.....    $ 11.44     $ 12.93      $  9.96     $ 10.13       $ 10.00
                                             -------     -------      -------     -------       -------
Income From Operations:
Net investment income (loss).............      0.013**     0.001**     (0.003)**    0.052         0.098
Net realized and unrealized gain (loss)..      2.055**    (1.483)**     2.973**    (0.199)        0.062
                                             -------     -------      -------     -------       -------
     Total from investment operations....      2.068      (1.482)       2.970      (0.147)        0.160
                                             -------     -------      -------     -------       -------
Less Distributions From:
     Net investment income...............     (0.048)     (0.001)         --       (0.023)       (0.030)
     In excess of net investment income..         --      (0.007)         --          --            --
                                             -------     -------      -------     -------       -------
     Total from distributions............     (0.048)     (0.008)         --       (0.023)       (0.030)
                                             -------     -------      -------     -------       -------
Net Asset Value, end of period...........    $ 13.46     $ 11.44      $ 12.93     $  9.96       $ 10.13
                                             =======     =======      =======     =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)    $32,159     $28,848      $28,088     $ 6,711       $ 4,031
Ratio of expenses to average net assets..      1.75%(A)    1.75%(A)     1.75%       1.75%         1.75%*
Ratio of net investment income (loss) to
   average net assets....................      0.10%       0.00%      (0.02)%       0.57%         1.03%*
Portfolio turnover (B)...................        --           5%          36%         42%           29%
Total return.............................     18.08%     (11.46)%      29.82%      (1.45)%        1.61%+

   Note:  If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and expenses had been limited to that required by certain state securities laws, the net investment income (loss) per share and the ratios would have been as follows:

   Net investment income per share.......     $0.013     $(0.018)**   $(0.116)**  $(0.016)      $0.028
   Ratios:
   Expenses to average net assets........      1.75%(A)    1.90%(A)     2.50%       2.50%         2.50%*
   Net investment income (loss) to
    average net assets...................      0.10%     (0.15)%      (0.77)%     (0.18)%         0.29%*

 *  Annualized
 +  Not Annualized
**  The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Includes the Fund's share of International Equity Portfolio allocated expenses for the periods subsequent to May 1,
    1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 #  On May 1, 1994, the Fund began investing all of its investable assets in International Equity Portfolio.

See notes to financial statements

 Landmark International Equity Fund
-----------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark International Equity Fund (the "Fund") is a separate diversified series of Landmark International Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in International EquityPortfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 80.2% at December 31, 1995) in the net assets of the Portfolio.

The preparation of financial statements with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. ACCOUNTING FOR INVESTMENTS -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions.
Accordingly, no provision for federal income or excise tax is required.

D. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straightline basis through 1996.

E. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

F. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1995, the Fund reclassed $111,361 to undistributed net investment income, $13,067 to paid-in- capital and $124,428 from accumulated loss on investments.

(2) ADMINISTRATIVE SERVICES PLAN

The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator by the Fund and the Portfolio, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Ad-ministrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.15% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 1995 under the Administrative Services Plan the Administrator received fees computed at an annual rate of 0.10% of the Fund's average daily net assets which amounted to $29,605. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates .

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $74,013 for the year ended December 31, 1995.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated, in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. Distribution fees, computed at an annual rate of 0.10%, amounted to $29,605 for the year ended December 31, 1995. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increase and decrease in the Fund's investment in the Portfolio for the year ended December 31, 1995 aggregated $9,764,106 and $11,630,526, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED DECEMBER 31,
                                              ----------------------
                                               1995            1994
                                               ----            ----
Shares sold..............................     783,692        1,288,330
Shares issued to shareholders from
  reinvestment of dividends..............       7,761               --
Shares repurchased.......................    (924,006)        (937,614)
                                             --------         --------
   Net (decrease) increase                   (132,553)         350,716
                                             ========         ========

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice

The Fund has agreed to pay to LFBDS an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio, would on an annual basis exceed an agreed upon rate, currently 1.75% of average daily net assets.

 Landmark International Equity Fund
------------------------------------------------------------------------------
 INDEPENDENT AUTDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK INTERNATIONAL FUNDS (THE TRUST): LANDMARK INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark International Equity Fund (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 7, 1996

 International Equity Portfolio
-----------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1995


ISSUER/INDUSTRY                   SHARES       VALUE
-----------------------------------------------------------------------------

COMMON STOCKS - 81.2%

AMERICAN DEPOSITARY RECEIPTS (ADR) - 10.5%
Amway Asia Pacific Ltd.*
  Telecommunications.....         20,000    $ 712,500
Belize Holdings Inc.
  Basic Goods............         25,297      398,436
EK Chor China
  Motorcycle Co. Ltd.
  Retailing..............         35,000      406,875
Fila Holdings S.P.A.*
  Merchandising..........         30,000    1,365,000
Iochphe Maxion
  Machinery & Engineering         33,000       89,975
Luxottica Group S.P.A.
  Pharmaceuticals & Health        15,000      877,500
Petersburg Long Distance*
  Telecommunications.....         76,000      361,000
Turkiye Garanti Bankasi
  Financial Services.....          1,800       15,300
                                          -----------
                                            4,226,586
                                          -----------
GLOBAL DEPOSITARY RECEIPTS (GDR) - 3.4%
Samsung Electronics Co. Ltd.
  Electronics 144A.......         10,000      635,000
Samsung Electronics Co. Ltd. Wts.
  Electronics 144A.......             10          635
Samsung Electronics Co. Ltd. Rts.
  Electronics 144A.......            148        9,398
Samsung Electronics Co. Ltd.
  (Preferred Shares)
  Electronics 144A.......          1,979      206,806
Turkiye Garanti Bankasi
  Financial Services.....         60,000      510,000
                                          -----------
                                            1,361,839
                                          -----------
AUSTRALIA - 2.8%
Amcor Limited
  Miscellaneous Materials         71,250      503,087
News Corp.
  Business & Public......        100,480      536,216
News Corp. (Preferred Shares)
  Business & Public......         20,325       95,020
                                          -----------
                                            1,134,323
                                          -----------
CANADA - 0.5%
Future Shop Ltd.*
  Retailing..............         20,900      225,824
                                          -----------
FRANCE - 6.7%
AXA Company
  Insurance..............          4,200      283,030
Castorama Dubois Investisse
  Retailing..............          1,667      273,011
Credit Commercial de France
  Financial Services.....          5,200      265,362
Credit Local de France
  Financial Services.....          3,300      264,162
Groupe Danone
  Food & Household Products        1,600      263,998
Lafarge Coppee French
  Building & Construction          1,900      122,412
Louis Vitton-Moet Hennesy
  Beverages & Tobacco....          1,400      291,607
Pinault Printemps Redoute SA
  Retailing..............          1,300      259,363
Promodes
  Retailing..............          1,100      258,546
Usinor Sacilor
  Steel..................          9,000      119,000
Valeo
  Industrial Components..          5,800      268,622
                                          -----------
                                            2,669,113
                                          -----------
GERMANY - 6.2%
Commerzbank AG
  Banking................          2,300      543,534
Deutsche Bank AG
  Banking................          5,700      270,079
Karstadt AG
  Retailing..............            600      244,685
Mannesmann AG
  Machinery & Engineering          1,300      413,879
Rhoen-Klinikum
  Pharmaceuticals & Health         2,000      197,978
SAP AG VORZUG (Preferred Shares)
  Data Processing........          1,700      257,164
Tarkett International
  Food & Household Products        7,000      151,273
Volkswagen AG
  Automobiles............          1,200      401,199
                                          -----------
                                            2,479,791
                                          -----------
HONG KONG - 1.2%
Swire Pacific Ltd. "A"
  Multi-Industry.........         60,000      465,567
                                          -----------
INDONESIA - 3.9%
PT Hanjaya Mandala Sampoerna
  Beverages & Tobacco....        150,000    1,561,338
                                          -----------
JAPAN - 16.5%
Amway Japan Ltd.
  Merchandising..........         20,000      844,552
Autobacs Seven
  Automobiles............          6,000      498,596
DDI Corporation
  Telecommunications.....            100      774,818
Fanuc Company
  Machinery & Engineering         13,000      562,809
Ito Yokado Ltd.
  Retailing..............         15,000      923,971
Marui Co.
  Multi-Industry.........         50,000    1,041,162
Rohm Co. Ltd.
  Multi-Industry.........          8,000      451,719
Secom Co. Ltd.
  Business & Public......         10,000      695,400
Shohkoh Fund
  Financial Services.....          4,500      845,521
                                          -----------
                                            6,638,548
                                          -----------
MALAYSIA - 2.3%
Leader Universal Holdings Ltd
  Industrial Components..        116,000      264,913
United Engineers
  Machinery & Engineering        100,000      637,871
                                          -----------
                                              902,784
                                          -----------
NETHERLANDS - 1.9%
Hunter Douglas NV
  Machinery & Engineering            860       39,873
International Nederlanden Group
  Insurance..............          1,800      120,247
Philips Electronics NV
  Industrial Components..          4,200      151,804
Royal Dutch Petroleum Co.
  Energy Sources.........          2,000      279,429
Vendex International NV
  Retailing..............          1,400       41,615
Verenigde Nederlandse
  Business & Public......          1,000      137,284
                                          -----------
                                              770,252
                                          -----------
SPAIN - 3.0%
Alba Corp. Finance
  Financial Services.....          1,200       73,899
Auto Pistas del Mari Nostro
  Building & Construction          5,500       71,641
Banco de Santander S.A.
  Banking................          6,500      326,340
Banco Popular Espanola
  Banking................          1,400      258,186
Fomento Const. & Contra
  Building & Construction          1,150       88,170
Gas Natural SDG S.A.
  Utilities..............            500       77,906
Iberdrola I S.A.
  Utilities..............         12,000      109,810
Sevillana de Electricidad
  Utilities..............         11,000       85,425
Telefonica de Espana
  Telecommunications.....          8,000      110,800
                                          -----------
                                            1,202,177
                                          -----------
SWEDEN - 1.9%
Astra AB
  Pharmaceuticals & Health         5,000      198,354
Atlas Copco AB
  Machinery & Engineering          5,000       75,420
Ericcson AB
  Electronics............         12,000      235,310
Hennes & Mauritz
  Retailing..............          1,000       55,811
Sparbanken Sverige AB
  Banking................          9,000      114,714
Volvo Aktiebolag
  Automobiles............          3,000       61,543
                                          -----------
                                              741,152
                                          -----------
SWITZERLAND - 4.0%
BBC Brown Boveri & CIE
  Instruments & Components           140      162,635
Ciba-Geigy AG-R
  Chemicals..............            466      410,048
CS Holdings
  Banking................          2,300      235,782
Sandoz AG
  Pharmaceuticals & Health           450      411,964
Schweizerischer Bankverein
  Banking................            503      205,386
Zurich Versicherunges
  Insurance..............            650      194,408
                                          -----------
                                            1,620,223
                                          -----------
THAILAND - 1.7%
Bangkok Bank Co. Ltd.
  Banking................          6,000       72,886
Bangkok Bank Public Co. Ltd.
  Banking................         70,000      600,233
                                          -----------
                                              673,119
                                          -----------
UNITED KINGDOM - 14.7%
Bass PLC
  Beverages & Tobacco....         16,000      178,533
British Aerospace PLC
  Aeorspace & Defense....         14,000      173,022
Burmah Castrol PLC
  Energy Sources.........         11,000      159,470
Cable & Wireless
  Telecommunications.....         26,000      185,739
Dixons Group PLC
  Retailing..............         27,000      187,222
Glaxo Wellcome PLC
  Pharmaceuticals & Health        17,000      241,569
Glynwed International PLC
  Machinery & Engineering         34,000      168,438
Kwik Save Discount Group PLC
  Retailing..............         19,000      147,535
Lloyds TSB Group PLC
  Banking................         37,000      190,196
Logica PLC
  Business & Public......         24,000      169,588
London International Group
  Pharmaceuticals & Health        96,000      192,324
MFI Furniture Group PLC
  Retailing..............         70,000      173,936
Pilkington Brothers
  Building & Construction         57,000      178,813
Royal Bank of Scotland Group PLC
  Banking................         30,000      273,017
Securicor Group PLC "A"
  Telecommunications.....         10,000      137,441
Severn Trent Water Co.
  Utilities..............         17,000      181,507
Smith (D.S.) Holdings
  Forest Products & Paper         46,000      202,170
Smith and Nephew Associated
  Pharmaceuticals & Health        58,000      168,438
Smiths Industries PLC
  Machinery & Engineering         19,000      187,665
Standard Chartered PLC
  Banking................         27,000      229,782
Storehouse PLC
  Retailing..............         40,000      207,481
Sun Alliance Group
  Insurance..............         55,000      319,025
Thorn EMI PLC
  Leisure & Tourism......          7,000      164,859
Tomkins PLC
  Multi-Industry.........        202,197      883,944
Whitbread & Co. Class "A"
  Beverages & Tobacco....         17,000      179,659
Wolseley PLC
  Building & Construction         29,000      203,117
Zeneca Group PLC
  Pharmaceuticals & Health        11,000      212,769
                                          -----------
                                            5,897,259
                                          -----------
TOTAL COMMON STOCKS
  (Identified Cost $28,641,933)            32,569,895
                                          -----------

CORPORATE BONDS - 3.3%

                                 PRINCIPAL
                                  AMOUNT
                                  -------
Industrial Credit & Investment
  of India 2.50% due 4/03/00    $750,000$     566,250
Sampo Corporation
  2.625% due 11/23/01....        700,000      773,500
                                          -----------
TOTAL CORPORATE BONDS
  (Identified Cost $1,460,000)              1,339,750
                                          -----------

SHORT-TERM OBLIGATIONS - 6.5%

Salomon Repurchase Agreement
  5.375% due 1/2/96, proceeds
  at maturity $2,601,553
  (secured by $2,422,886
  US Treasury Bill 5.15%
  due 6/13/96 and $236,366
  and $236,366 US Treasury
  Bill 5.15% due 6/6/96....                 2,600,000
                                              -------
TOTAL INVESTMENTS
  (Identified Cost $32,701,933)  91.0%     36,509,645
OTHER ASSETS,
  LESS LIABILITIES.......         9.0%      3,603,918
                                -----     -----------
NET ASSETS...............      100.0%     $40,113,563
                               =====      ===========

* Non-income producing security
  Rule 144A securities -- These securities are traded under SEC Rule 144A among qualified institutional buyers. At December 31, 1995 these securities were at $851,839 or 2% of net assets.

See notes to financial statements.

 International Equity Portfolio
-----------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1995

ASSETS:
Investments at value (Note 1A) (Identified Cost, $32,701,933).......................            $   36,509,645
Foreign currency, at value (Cost, $245,107).........................................                   242,747
Cash................................................................................                 2,572,488
Receivable for investments sold ....................................................                   748,616
Dividends and interest receivable...................................................                    80,562
                                                                                                --------------
    Total assets....................................................................                40,154,058
                                                                                                --------------
LIABILITIES:
Payable to affiliates--Investment advisory fees (Note 2)............................                    33,746
Accrued expenses and other liabilities..............................................                     6,749
                                                                                                --------------
    Total liabilities...............................................................                    40,495
                                                                                                --------------
NET ASSETS .........................................................................            $   40,113,563
                                                                                                ==============
REPRESENTED BY:
Paid-in capital for beneficial interests............................................            $   40,113,563
                                                                                                ==============

See notes to financial statements

 International Equity Portfolio
--------------------------------------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1995
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $97,005)..................       $  496,059
Interest...............................................................          121,452
                                                                              ----------
  Total investment income..............................................                           $    617,511

EXPENSES:
Investment advisory fees (Note 2)......................................          345,632
Administrative fees (Note 3)...........................................           17,281
Expense fees (Note 6)..................................................           51,863
                                                                              ----------
  Total expenses.......................................................                                414,776
                                                                                                  ------------
  Net investment income................................................                                202,735
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions..................        3,667,021
Net realized gain on foreign exchange transactions.....................          112,731
                                                                              ----------
  Net realized gain....................................................                              3,779,752
                                                                                                  ------------
Unrealized appreciation (depreciation) of investments--
   Beginning of period.................................................        1,928,747
   End of period.......................................................        3,807,712
                                                                                                  ------------
Translation of other assets and liabilities denominated
   in foreign currencies--net...........................................                                   (367)
                                                                                                  ------------
   Net change in unrealized appreciation (depreciation)................                              1,878,598
                                                                                                  ------------
   Net realized and unrealized gain on investments.....................                              5,658,350
                                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                           $  5,861,085
                                                                                                  ============

See notes to financial statements

 International Equity Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                               YEAR                  MAY 1, 1994
                                                                               ENDED               (COMMENCEMENT
                                                                            DECEMBER 31,         OF OPERATIONS) TO
                                                                                1995              DECEMBER 31, 1994
                                                                           ---------------       ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.............................................             $   202,735         $     130,501
Net realized gain (loss) on investments and foreign exchange transactions        3,779,752              (535,968)
Net change in unrealized appreciation (depreciation) of investments              1,878,598            (1,277,393)
                                                                               -----------           -----------
    Net increase (decrease) in net assets resulting from operations              5,861,085            (1,682,860)
                                                                               -----------           -----------

CAPITAL TRANSACTIONS:
Proceeds from contributions.......................................              14,645,582            40,565,403
Value of withdrawals..............................................             (12,545,928)           (6,729,719)
                                                                               -----------           -----------
    Net increase in net assets from capital transactions..........               2,099,654            33,835,684
                                                                               -----------           -----------

NET INCREASE IN NET ASSETS: ......................................               7,960,739            32,152,824
NET ASSETS:
Beginning of period...............................................              32,152,824                    --
                                                                               -----------           -----------
End of period.....................................................             $40,113,563           $32,152,824
                                                                               ===========           ===========


See notes to financial statements


 International Equity Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                          YEAR                MAY 1, 1994
                                                                          ENDED              (COMMENCEMENT
                                                                      DECEMBER 31,         OF OPERATIONS) TO
                                                                          1995             DECEMBER 31, 1994
                                                                     ---------------       ----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted).........................      $40,114                 $32,153
Ratio of expenses to average net assets...........................        1.20%                   1.22%*
Ratio of net investment income to average net assets..............        0.59%                   0.60%*
Portfolio turnover................................................          51%                     25%

*Annualized

See notes to financial statements

 International Equity Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
International Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Fund's Administrator.

The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service approved by the Board of Trustees, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and foreign taxes withheld recorded and the actual amount received or paid.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

E. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

F. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custidian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $345,632 for the year ended December 31, 1995. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $17,281 for the year ended December 31, 1995. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 1995, purchases and sales of investment securities, other than short-term investments, aggre-gated $16,354,320 and $19,831,485, respectively.

(5) FEDERAL INCOME TAX BASIS
     OF INVESTMENTS
The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at December 31, 1995, as com puted on a federal income tax basis, are as follows:

Aggregate cost......................  $ 32,701,933
                                      ============
Gross unrealized appreciation.......  $  5,877,260
Gross unrealized depreciation.......    (2,069,548)
                                      ------------
Net unrealized appreciation.........  $  3,807,712
                                      ============

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio would on an annual basis exceed an agreed upon rate, currently 1.20% of average daily net assets.

(7) FINANCIAL INSTRUMENTS
The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at December 31, 1995.

(8) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1995, the commitment fee allocated to the Portfolio was $235. Since the line of credit was established, there have been no borrowings.

 International Equity Portfolio
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, INTERNATIONAL EQUITY PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1995 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1995, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.




PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 7, 1996

--------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citibank, N.A.
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701,
For all other states (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City


[LOGO] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Donald B. Otis
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Thomas M. Lenz*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

------------------------------------ |--| -------------------------------------

INVESTMENT ADVISER
(OF EMERGING ASIAN MARKETS
EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

------------------------------------ |--| -------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

INTL/EAE/A/95      Printed on Recycled Paper [logo]


LANDMARK(SM) FUNDS
     Advised by Citibank, N.A.


     LANDMARK
     EMERGING
     ASIAN MARKETS
     EQUITY FUND


     ANNUAL
     REPORT
     December 31, 1995

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


Dear Shareholder:

     While 1995 was an excellent year for the U.S. stock market, emerging Asian equity markets did not keep pace. Despite high rates of economic growth, gains in corporate earnings and the emergence of a new middle class, the region's stock markets in 1995 failed to match the strong gains produced in previous years. Yet, we remain optimistic regarding the long-term prospects for emerging Asian markets. A more moderate rate of economic growth, limited inflation increases and stable interest rates should offer opportunities for gains in the region's stocks in 1996 and beyond.

     The Landmark Funds' investment adviser, Citibank, N.A., manages Emerging Asian Markets Equity Fund to provide long-term capital growth. Through its investment in Emerging Asian Markets Equity Portfolio, the Fund invests primarily in equity securities of companies in Asian countries with emerging markets and developing economies, including the Philippines, Malaysia, Indonesia and Thailand, and with the potential to invest in South Korea, Taiwan, the People's Republic of China, India, Pakistan, Sri Lanka and Vietnam.

     This Annual Report reviews the Portfolio's investment activities and performance since commencement of operation in August, 1995, and provides a summary of Citibank's perspective on and outlook for emerging Asian financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation. We look forward to serving you in the months and years ahead.



/s/ Philip W. Coolidge
Philip W. Coolidge
President
January 20, 1996


TABLE OF CONTENTS
1    Letter to Shareholders
--------------------------------------------------------------------------------
     Market Environment
2    Fund Snapshot
     Fund Quotes
--------------------------------------------------------------------------------
     Portfolio Managers
3    The Portfolio Managers Respond
     Strategy and Outlook
--------------------------------------------------------------------------------
4    Emerging Asian Markets Equity
      Portfolio by the  Numbers
--------------------------------------------------------------------------------
5    Fund Data
     Performance Highlights

LANDMARK EMERGING ASIAN MARKETS EQUITY FUND
--------------------------------------------------------------------------------
6    Statement of Assets and Liabilities
--------------------------------------------------------------------------------
7    Statement of Operations
--------------------------------------------------------------------------------
8    Statement of Changes in Net Assets
--------------------------------------------------------------------------------
9    Financial Highlights
--------------------------------------------------------------------------------
10   Notes to Financial Statements
--------------------------------------------------------------------------------
12   Independent Auditors' Report
--------------------------------------------------------------------------------
EMERGING ASIAN MARKETS EQUITY PORTFOLIO
--------------------------------------------------------------------------------
13   Portfolio of Investments
--------------------------------------------------------------------------------
15   Statement of Assets and Liabilities
     Statement of Operations
--------------------------------------------------------------------------------
16   Statement of Changes in Net Assets
     Financial Highlights
--------------------------------------------------------------------------------
17   Notes to Financial Statements
--------------------------------------------------------------------------------
19   Independent Auditors' Report


--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT

     The second half of 1995 was a period of relative weakness in most emerging Asian markets. In our view, two primary factors are responsible for the relative underperformance of the region's stocks: an inflationary economy and a temporary lack of liquidity in local financial markets.

     The growth of Asian economies in the 1990s has been nothing short of remarkable. Even when most of the world fell into recession several years ago, developing Asian nations continued to grow rapidly. But when economies grow faster than the available supply of local labor and other resources, inflation tends to accelerate. To combat rising inflation, the central banks of these countries raised interest rates. However, higher interest rates often constrain corporate profits by making borrowing more expensive, which, in turn, puts pressure on stock prices. As the rate of inflation moderates in 1996, we expect interest rates to stabilize and stock prices to recover.

     At the same time that persistently higher inflation depressed investor sentiment in Asia, the flow of funds from foreign investors slowed. Although Asia does not share many of the problems that affect Latin American economies, the sudden devaluation of Mexico's currency early in the year produced caution among investors toward all developing economies. Many investors pulled their money out of the region and invested instead in high-quality U.S. companies. We believe that this period of caution is temporary and that the flow of funds into Asian markets will resume as investors again recognize the long-term opportunities there.


--------------------------------------------------------------------------------
 FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
August 23, 1995

NET ASSETS AS OF 12/31/95
$5.9 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper Emerging Markets Funds Average
o MSCI EMF Far East Index (excluding Korea)

INVESTMENT ADVISER,
EMERGING ASIAN MARKETS EQUITY PORTFOLIO
Citibank, N.A.


--------------------------------------------------------------------------------
 FUND QUOTES FROM THE PORTFOLIO MANAGERS

"We foresee declining interest rates in 1996, which should create a positive environment for emerging Asian equity markets."

"The region's economic growth is expected to be very robust, so there is little threat of recession."

"As Wall Street consolidates in '96, fund flows to Asian markets should resume as they did in '92 and '93."

--------------------------------------------------------------------------------
 PORTFOLIO MANAGERS

PANSY PHUA
Vice President

SHERN LIANG TAN
Vice President

   Ms. Phua is a Senior Portfolio Manager in Citibank Global Asset Management's Singapore investment unit, responsible for managing Asian equities for both individual accounts and funds. She joined Citibank as a Portfolio Manager in 1990. She manages over $850 million in client assets.

   Ms. Phua has over eighteen years of financial services experience including the last ten as an investment manager. Prior to joining Citibank, she worked for Jardine-Fleming and several banks in Singapore in various capacities serving both individual and institutional clients and investors.

   Mr. Tan is a Portfolio Manager for the Citibank Private Bank's Singapore investment unit. His responsibilities include managing both Asian equity mutual funds and portfolios for high net worth investors. His comprehensive expertise includes the emerging as well as developed markets of Asia.

   Mr. Tan has six years' experience managing investments in Asian equities. He specializes in industrialized and emerging opportunities in Hong Kong, Thailand, the Philippines, and New Zealand. He also covers the equity markets in Australia, Singapore and Indonesia.

   Mr. Tan graduated with Distinction from the University of Michigan, Ann Arbor, and is a Certified Financial Analyst.


--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGERS RESPOND

     Since the Portfolio's inception, we have found attractive opportunities for growth in select Asian markets. 46% of net assets are invested in Malaysia, 30% in Thailand, 13% in Indonesia and 8% in the Philippines.

     A thorough analysis of trends in the region revealed several long-term investment themes that should provide strong gains. For example, we have found fast-growing companies in industries that participate in the development of Asia's infrastructure. As local economies continue to thrive, businesses and consumers will require new roads, more electricity and improved telecommunications. The stocks of companies that provide these facilities and services should do quite well.

     In addition, expanding economies have created new wealth for millions of Asian consumers. Retail outlets are packed with shoppers in Malaysia, Thailand and the Philippines, and telephone service is expanding to homes throughout the region. Because local banks are financing much of the area's growth, we have also found good opportunities in a number of Asian financial institutions. And as demand for housing continues to grow, we expect real estate developers to provide excellent returns on investment.


--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK

     We are optimistic about the prospects for Asian equities in 1996 and beyond. Government and economic officials are making progress toward reducing the rate of inflation, which should help interest rates stabilize. As stock market gains moderate in the U.S. and Europe, we expect to see a resumption of foreign investment. And as long as problems persist in Latin America, we believe that emerging-markets investors will be more likely to allocate funds to Asia, which should further support stock prices there.

     Despite this optimism, it is important to understand that emerging markets tend to be more volatile than their industrialized counterparts. That is why we encourage shareholders to maintain a long-term perspective. We believe that a patient approach, when combined with our disciplined investment style, should produce above-average gains for investors seeking long-term capital growth.

 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 BY THE NUMBERS


--------------------------------------------------------------------------------
    TOP TEN HOLDINGS OF THE PORTFOLIO
    (As of 12/31/95)

    NAME                            NATION         % OF NET ASSETS
    Bangkok Bank Co.               Thailand             5.3%
    PTTelecomunikasion             Indonesia            4.8%
    Systems Telekom Malaysia       Malaysia             4.7%
    Tenaga Nasional Berhad         Malaysia             4.4%
    Arab-Malaysian Merchant Bank   Malaysia             4.2%
    Thai Farmers Bank              Thailand             3.8%
    101 Properties Berhad          Malaysia             3.7%
    Dhana Siam Finance             Thailand             3.6%
    Malayan Banking Berhad         Malaysia             3.4%
    Advanced Info Services         Thailand             3.3%

--------------------------------------------------------------------------------
   INDUSTRIES AS A % OF THE PORTFOLIO

    INDUSTRIES                               % OF COMMON STOCKS
    --------                                  ----------------
    Banking                                         24.1%
    Telecommunications                              16.6%
    Real Estate                                     13.0%
    Finance                                         14.5%
    Amusement &Recreation                            5.5%
    Building Materials                               5.3%
    Public Utilities                                 4.6%
    Miscellaneous                                    3.0%
    Pharmaceuticals                                  3.0%
    Consumer                                         2.6%
    Motor Vehicles &Equipment                        1.9%
    Water Transport of Freight                       1.8%
    Natural Gas                                      1.0%
    Infrastructure                                   0.9%
    Utilities                                        0.8%
    Hotels, Tourist Courts &Motels                   0.6%
    Air Transportation                               0.6%
    Plantation                                       0.2%


PORTFOLIO COUNTRY ALLOCATION
Portfolio of investments
as of 12/31/95

MALAYSIA       47%
THAILAND       31%
INDONESIA      13%
PHILIPPINES     9%

--------------------------------------------------------------------------------
 FUND DATA  All Periods Ending December 31, 1995

                                                           TOTAL RETURNS
                                                           -------------
                                                               SINCE
                                                              8/23/95
                                                             INCEPTION*
                                                            -----------
Landmark Emerging Asian Markets Equity Fund
 without Sales Charge.................................           0.26%
Lipper Emerging Markets Funds Average.................          (5.40%)+
MSCI EMF/Far East Index (excluding Korea).............          (3.85%)+
Landmark Emerging Asian Markets Equity Fund
 with Maximum Sales Charge of 4.75%...................          (4.50%)

 *Not annualized
 +Since 7/31/95


--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have declined to $9,550 with sales charge (as of 12/31/95). The graph shows how this compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

--------------------------------------------------------------------------------
                         EMERGING ASIAN MARKETS EQUITY FUND

                 Landmark           Landmark
                 Emerging           Emerging       Lipper        MSCI EMF
               Asian Markets      Asian Markets   Emerging       Far East
                Equity Fund        Equity Fund     Market         Index
                  Without            With           Funds       (Excluding
                Sales Charge       Sales Charge    Average         Korea)
                  $10,000             $9,525       $10,000       $10,000
    Aug-95         $9,870             $9,401        $9,798        $9,820
    Sep-95         $9,600             $9,144        $9,798        $9,631
    Oct-95         $9,380             $8,934        $9,370        $9,266
    Nov-95         $9,200             $8,763        $9,171        $9,010
    Dec-95        $10,026             $9,550        $9,460        $9,615
--------------------------------------------------------------------------------

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Emerging Asian Markets Equity Fund
-----------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1995

ASSETS:
Investment in Emerging Asian Markets Equity Portfolio,
  at value (Note 1A)........................................       $5,963,373
Receivable for shares of beneficial interest sold...........            4,765
Other assets................................................              480
                                                                   ----------
NET ASSETS for 596,589 shares of beneficial interest
  outstanding...............................................       $5,968,618
                                                                   ==========

NET ASSETS CONSIST OF:
Paid-in capital.............................................       $5,685,532
Unrealized appreciation of investments and foreign currency
  translations..............................................          286,140
Undistributed net investment loss...........................           (3,054)
                                                                   ----------
    Total...................................................       $5,968,618
                                                                   ==========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST  .....................................           $10.00
                                                                       ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75%
  sales charge ($10.00/0.9525)..............................           $10.50
                                                                       ======

See notes to financial statements

 Landmark Emerging Asian Markets Equity Fund
-----------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the period August 23, 1995 (Commencement of Operations) to December 31, 1995

INVESTMENT INCOME (NOTE 1B):
Interest Income from Emerging Asian Markets Equity Portfolio...............      $14,841
Dividend Income from Emerging Asian Markets Equity Portfolio...............        4,143
Other Income Foreign Tax Reclaim...........................................           14
                                                                                 -------
                                                                                                      $ 18,998

EXPENSES:
Shareholder Servicing Agents' fees (Note 2B)...............................        3,149
Administrative fees (Note 2A)..............................................        1,260
Distribution fees (Note 3).................................................        1,260
Expense fee (Note 6).......................................................        4,712
                                                                                 -------
    Total expenses.........................................................       10,381

Less aggregate amount waived by Administrator, Shareholder Servicing Agents
  and Distributor (Notes 2A, 2B and 3).....................................       (5,669)
Expenses assumed by the Administrator......................................       (4,712)
                                                                                 -------

NET EXPENSES ..............................................................                                 --
                                                                                                      --------
     Net investment income.................................................                             18,998
                                                                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) AND FOREIGN CURRENCY
 TRANSACTIONS FROM EMERGING ASIAN MARKETS EQUITY PORTFOLIO:
Net realized gain (loss) ..................................................                             (6,799)
Net change in unrealized appreciation (depreciation) ......................                            286,140
                                                                                                      --------
Net realized and unrealized gain (loss)....................................                            279,341
                                                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                           $298,339
                                                                                                      ========

See notes to financial statements

 Landmark Emerging Asian Markets Equity Fund
----------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                             AUGUST 23, 1995
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) TO
                                                            DECEMBER 31, 1995
                                                            ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................       $18,998
Net realized loss ........................................        (6,799)
Net change in unrealized appreciation.....................       286,140
                                                               ---------
Net increase in net assets resulting from operations......       298,339
                                                               ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................       (15,388)
                                                               ---------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares..........................     5,784,355
Net asset value of shares issued to shareholders from
 reinvestment of dividends................................        15,388
Cost of shares repurchased................................      (114,076)
                                                               ---------
Net increase in net assets resulting from transactions
 in shares of beneficial interest.........................     5,685,667
                                                               ---------
NET INCREASE IN NET ASSETS ...............................     5,968,618

NET ASSETS:
Beginning of period.......................................            --
                                                               ---------
End of period (undistributed net investment loss
  of $3,054)..............................................    $5,968,618
                                                              ==========

See notes to financial statements

 Landmark Emerging Asian Markets Equity Fund
-----------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                              AUGUST 23, 1995
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                             DECEMBER 31, 1995
                                                             -----------------
Net Asset Value, beginning of period......................         $10.00
                                                                   ------
Income From Operations:
Net investment income (loss)..............................          0.026
Net realized and unrealized gain (loss)...................             --
                                                                   ------
     Total from investment operations.....................          0.026
                                                                   ------
Less Distributions:
  From net investment income..............................         (0.026)
                                                                   ------
      Total from distributions............................         (0.026)
                                                                   ------
Net Asset Value, end of period............................         $10.00
                                                                   ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).................         $5,969
Ratio of expenses to average net assets(A)................              0%
Ratio of net investment income (loss) to
   average net assets.....................................           1.50%*
Total return..............................................           0.26%**

   Note: If Agents of the Fund for the periods indicated had not voluntarily waived all of their fees and expenses had been limited to that required by certain state securities law, the net investment income (loss) per share and the ratios would have been as follows:

   Net investment income per share........................        $(0.046)
   Ratios:
   Expenses to average net assets.........................           1.85%
   Net investment income (loss) to
    average net assets....................................         (0.35)%*

 * Annualized.
** Not annualized.
(A)Includes the Fund's share of Emerging Asian Markets Equity Portfolio allocated expenses for the period August 23, 1995 to December 31, 1995.

See notes to financial statements

 Landmark Emerging Asian Markets Equity Fund
-----------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Emerging Asian Markets Equity Fund (the "Fund") is a separate diversified series of Landmark International Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in Emerging Asian Markets Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term growth of capital by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 99.9% at December 31, 1995) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT VALUATIONS -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. ACCOUNTING FOR INVESTMENTS -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities were recorded as the Fund is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income was accrued daily.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is required.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1995, the Fund reclassed $3,610 from undistributed net investment loss, and $3,610 to accumulated realized loss relating to foreign currency transactions.

(2) ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fees paid to the Administrator by the Fund and the Portfolio, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.15% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets. For the period August 23, 1995 to December 31, 1995 under the Administrative Services Plan the Administrator received fees computed at an annual rate of 0.10% of the Fund's average daily net assets which amounted to $1,260, all of which was voluntarily waived. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $3,149, all of which was voluntarily waived, for the period August 23, 1995 to December 31, 1995.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated, in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. Distribution fees, computed at an annual rate of 0.10%, amounted to $1,260, all of which was voluntarily waived, for the period August 23, 1995 to December 31, 1995. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increase and decrease in the Fund's investment in the Portfolio for the period August 23, 1995 to December 31, 1995 aggregated $5,779,224 and $114,076, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                                      AUGUST 23, 1995
                                     (COMMENCEMENT OF
                                      OPERATIONS) TO
                                     DECEMBER 31, 1995
                                     -----------------
Shares sold...................            607,542
Shares issued to shareholders
  from reinvestment of dividends            1,559
Shares repurchased............            (12,512)
                                          -------
  Net increase................            596,589
                                          =======

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay to LFBDS an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio, would on an annual basis exceed an agreed upon rate, currently 1.85% of average daily net assets.

 Landmark Emerging Asian Markets Equity Fund
-----------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK INTERNATIONAL FUNDS (THE TRUST): LANDMARK EMERGING ASIAN MARKETS EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Emerging Asian Markets Equity Fund (the "Fund"), a series of Landmark International Funds, at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period August 23, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at December 31, 1995, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 7, 1996

 Emerging Asian Markets Equity Portfolio
---------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1995

ISSUER/INDUSTRY                                 SHARES       VALUE
---------------------------------------------------------------------------

INDONESIA - 12.5%
Kalbe Farma
  Pharmaceuticals..........................     49,500   $  167,778
PT Hanjaya Mandala Sampoerna
  Consumer.................................      5,000       52,045
PT Hero Mini Supermarke
  Consumer.................................     46,500       99,650
PT Indocement Tugnnal Parka
  Building Materials.......................     15,000       50,350
PT Jaya Real Property
  Real Estate..............................     16,000       43,035
PT Semen Gresik
  Building Materials.......................     16,000       44,784
PT Telecomunikasion
  Telecommunications.......................    220,000      288,651
                                                         ----------
                                                            746,293
                                                         ----------
MALAYSIA - 45.5%
Arab-Malaysian Merchant Bank
  Finance...................................    22,000      251,211
Commerce Asset Held Berhad
  Banking...................................     8,000       40,320
DCB Holdings Berhad
  Banking...................................    29,000       84,498
Edaran Otomobile Nasional BH
  Motor Vehicles & Equipment................     9,000       67,685
Faber Group Berhad*
   Hotels, Tourist Courts & Motels..........    40,000       34,177
Genting Berhad
   Amusement & Recreation...................    18,000      150,254
Hong Leong Bank
   Banking..................................    38,000      104,737
Hong Leong Bank-Warrants
   Banking..................................     5,700        1,436
IOI Properties Berhad
   Real Estate..............................    88,000      220,025
Kedah Cement Berhad
   Building Materials.......................    57,000       97,854
Kuala Lumpar Kepong Berhad
   Plantation...............................     4,000       12,679
Malayan Banking Berhad
   Banking..................................    24,000      202,229
Malaysian Airline System BH
   Air Transportation.......................    10,000       32,484
Malaysian Intern Shipping
   Water Transport of Freight...............    40,000      104,737
MBF Capital Berhad
   Finance..................................    50,000       50,597
Multi-Purpose Holdings
   Miscellaneous............................    70,000      102,532
Public Bank-BHD
   Banking..................................    42,000       80,372
Public Finance Berhad
   Finance..................................    36,000       77,962
Resorts World Berhad
   Amusement & Recreation...................    31,000      166,004
Selangor Properties Berhad
   Real Estate..............................    71,000       67,933
Sime Darby Berhad
   Miscellaneous............................    17,000       45,183
Systems Telekom Malaysia
   Telecommunications.......................    36,000      280,663
Technology Resources*
   Telecommunications.......................    28,000       82,687
Tenaga Nasional Berhad
   Public Utilities.........................    67,000      263,810
UMW Holdings Berhad
   Motor Vehicles & Equipment...............    15,000       40,162
United Engineers
   Infrastructure...........................     8,000       51,030
                                                         ----------
                                                          2,713,261
                                                         ----------
PHILIPPINES - 8.4%
C&P Homes
   Real Estate..............................   170,000   $  124,762
Petron Corp.
   Utilities................................    90,000       46,321
Philippine Long Distance TE
   Telecommunications.......................     1,300       70,625
Philippine National Bank
   Banking..................................     4,200       46,435
San Miguel Corp. Class B
   Miscellaneous............................     8,000       27,297
SM Prime Holdings
   Real Estate..............................   640,000      182,997
                                                         ----------
                                                            498,437
                                                         ----------
THAILAND - 29.9%
Advanced Info Services
   Telecommunications.......................    11,100      194,768
Bangkok Bank Co. Ltd.
   Banking..................................    26,200      318,269
Dhana Siam Finance
   Finance..................................    37,100      212,083
Finance One Co. LTD
   Finance..................................    15,300      106,292
Krung Thai Bank LTD
   Banking..................................    39,500      163,081
Land & House PLC
   Real Estate..............................     6,500      106,828
Phatra Thanakit Co.
   Finance..................................    16,000    $ 137,197
PTT Expl. & Production Public
   Natural Gas..............................     5,400       56,595
Siam Cement Co.
   Building Materials.......................     2,000      110,838
Siam Commercial Bank
   Banking..................................     8,600      113,347
Thai Telephone & Telecomm
   Telecommunications.......................     6,800       36,983
Thai Farmers Bank
   Banking..................................    22,700      228,891
                                                         ----------
                                                          1,785,172
                                                         ----------
TOTAL COMMON STOCKS
   (Identified Cost, $5,457,018)............              5,743,163
                                                         ----------
SHORT-TERM OBLIGATIONS -- 3.6%

Saloman Repurchase Agreement, 5.375% due
    1/2/96 proceeds at maturity $217,646
   (secured by $202,672 US Treasury Bill
    5.15% due 6/13/96 and $19,771 US
   Treasury Bill 5.15% due 6/6/96...........                217,518
                                                         ----------
TOTAL INVESTMENTS
   (Identified Cost, $5,674,536)              99.9%       5,960,681
OTHER ASSETS,
   LESS LIABILITIES.........................   0.1            2,792
                                             -----       ----------
NET ASSETS....................               100.0%     $ 5,963,473
                                             =====      ===========

*Non-income producing

See notes to financial statements

 Emerging Asian Markets Equity Portfolio
-----------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1995

ASSETS:
Investments at value (Note 1A) (Identified Cost, $5,674,536)...   $5,960,681
Foreign currency, at value (Cost, $1,922)......................        1,927
Dividends and interest receivable..............................        2,301
                                                                  ----------
    Total assets...............................................    5,964,909
                                                                  ----------
LIABILITIES:
Payable for investments purchased..............................        1,436
                                                                  ----------
NET ASSETS ....................................................   $5,963,473
                                                                  ==========
REPRESENTED BY:
Paid-in capital for beneficial interests.......................   $5,963,473
                                                                  ==========
See notes to financial statements

 Emerging Asian Markets Equity Portfolio
----------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Period August 23, 1995 (Commencement of Operations) to December 31, 1995


INVESTMENT INCOME:
Interest........................................    $  14,841
Dividends (net of foreign withholding tax
  of $1,573)....................................        4,143
                                                    ---------
  Total investment income.......................                     $ 18,984
EXPENSES:
Investment advisory fees (Note 2)...............       12,307
Administrative fees (Note 3)....................          615
                                                    ---------
  Total expenses................................       12,922
Less aggregate amount waived by Investment
  Adviser and Administrator (Notes 2 and 3).....      (12,922)
                                                    ---------
Net Expenses....................................                           --
                                                                     --------
  Net investment income.........................                       18,984
                                                                     --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain (loss) from investment
  transactions................................            --
Net realized gain (loss) on foreign exchange
  transactions................................         (6,799)
                                                    ---------
  Net realized gain (loss)....................                         (6,799)
                                                                     --------
Unrealized appreciation (depreciation)
  of investments--
   Beginning of period........................             --
   End of period..............................        286,145         286,145
                                                    ---------
Translation of other assets and liabilitie
   denominated in foreign currencies--net.....                             (5)
                                                                     --------
   Net change in unrealized appreciation
    (depreciation)............................                        286,140
                                                                     --------
   Net realized and unrealized gain on
    investments...............................                        279,341
                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................                       $298,325
                                                                     ========

See notes to financial statements

 Emerging Asian Markets Equity Portfolio
----------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                              AUGUST 23, 1995
                                                               (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             DECEMBER 31, 1995
                                                             ----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................       $ 18,984
Net realized gain (loss) on investments and foreign
 exchange transactions....................................         (6,799)
Net change in unrealized appreciation (depreciation)
 of investments...........................................        286,140
                                                               ----------
    Net increase in net assets resulting from operations..        298,325
                                                               ----------

CAPITAL TRANSACTIONS:
Proceeds from contributions...............................      5,779,224
Value of withdrawals......................................       (114,076)
                                                               ----------
    Net increase (decrease) in net assets from capital
      transactions........................................      5,665,148
                                                               ----------
Net Increase in Net Assets: ..............................      5,963,473
Net Assets:
Beginning of period.......................................             --
                                                               ----------
End of period.............................................     $5,963,473
                                                               ==========
See notes to financial statements

 Emerging Asian Markets Equity Portfolio
-----------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                              AUGUST 23, 1995
                                                               (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             DECEMBER 31, 1995
                                                            ----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)................          $5,963
Ratio of expenses to average net assets..................               0%
Ratio of net investment income to average net assets.....            1.53%*
Portfolio turnover.......................................               0%

   Note: If Agents of the Portfolio had no voluntarily waived all of their fees for the periods indicated, the ratio would have been as follows:
   Ratios:
   Expenses to average net assets........................            1.05%*
   Net investment income to average net assets...........            0.48%

*Annualized

See notes to financial statements

 Emerging Asian Markets Equity Portfolio
-----------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Emerging Asian Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Fund's Administrator.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations and techniques are believed to reflect more accurately the fair value of such securities. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and foreign taxes withheld recorded and the actual amount received or paid.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

E. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

F. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $12,307, all of which was voluntarily waived, for the period August 23, 1995 to December 31, 1995. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The Portfolio accrued fees aggregating $615 for these services for the period August 23, 1995 to December 31, 1995, all of which was voluntarily waived. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
For the period ended December 31, 1995, purchases and sales of investment securities, other than short-term investments, aggre-gated 5,457,018 and -0-, respectively.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost......................     $5,674,536
                                         ==========
Gross unrealized appreciation.......     $  376,734
Gross unrealized depreciation.......        (90,589)
                                         ----------
Net unrealized appreciation.........     $  286,145
                                         ==========

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio would on an annual basis exceed an agreed upon rate, currently 1.20% of average daily net assets.

(7) FINANCIAL INSTRUMENTS
The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at December 31, 1995.

(8) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period August 23, 1995 to December 31, 1995, there was no commitment fee allocated to the Portfolio. Since the line of credit was established, there have been no borrowings.

 Emerging Asian Markets Equity Portfolio
----------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF THE PREMIUM PORTFOLIOS (THE TRUST) AND THE SHAREHOLDERS OF EMERGING ASIAN MARKETS EQUITY PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Asian Markets Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1995 and the related statements of operations and of changes in net assets and the financial highlights for the period August 23, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned as at December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1995, the results of its operations and the changes in its net assets and the financial highlights for the period August 23, 1995 (commencement of operations) to December 31, 1995 in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 7, 1996

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SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citibank, N.A.
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701,
For all other states (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City